UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	April 29, 2008
Date of earliest event reported:	April 23, 2008

OFFICEMAX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 23, 2008, the Board of Directors (the “Board”) of OfficeMax Incorporated (the “Company”) amended the Company’s Bylaws effective as of such date to change the voting standard for the election of directors in uncontested elections from a plurality to a majority voting standard. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Bylaws, included as Exhibit 3.2 to this filing. Exhibit 3.2 is incorporated by reference into this Item 5.03.

Item 8.01.     Other Events.

Director Resignation Policy

On April 23, 2008, the Board also adopted a director resignation policy to be incorporated in the Company’s governance guidelines. The policy states that the Board will only nominate for election or re-election as a director those candidates who agree to tender, promptly following the annual meeting at which they are elected, a resignation that will be effective upon (i) the failure of the director to receive the required vote at any annual meeting at which they are nominated for re-election and (ii) acceptance by the Board of such resignation.  The Governance and Nominating Committee, excluding the director whose resignation is under consideration, shall promptly consider any such resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation or whether other action should be taken.  The Board, excluding the director whose resignation is under consideration, will act on the Governance and Nominating Committee’s recommendation within ninety days from the date of the certification of the election results.  The Board will publicly disclose its decision regarding the tendered resignation. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the policy, included as Exhibit 99.1 to this filing. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Lead Director

As previously announced, Gary G. Michael, who joined the Board in 1997, did not stand for re-election in 2008.  Mr. Michael served as Chair of the Committee of Outside Directors and Lead Independent Director. The Board has appointed Rakesh Gangwal, who joined the Board in 1998, to fill Mr. Michael’s position as Chair of the Committee of Outside Directors and Lead Independent Director.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 3.2              Bylaws of OfficeMax Incorporated as amended to April 23, 2008

Exhibit 99.1            Policy Regarding Failure to Receive Majority Vote in Director Elections

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 29, 2008

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description
Exhibit 3.2	Bylaws of OfficeMax Incorporated as amended to April 23, 2008

Exhibit 99.1	Policy Regarding Failure to Receive Majority Vote in Director Elections